UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 9, 2012 (August 6, 2012)

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 31st Floor, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 871-2000

N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On August 6, 2012, Duff & Phelps Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Shinsei Bank, Limited, Vestar Capital Partners IV, L.P. and Vestar/D&P Holdings, LLC, as selling stockholders (the “Selling Stockholders”), and Goldman, Sachs & Co., as the sole underwriter (the “Underwriter”), pursuant to which the Selling Stockholders agreed to sell 3,000,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), to the Underwriter. The Selling Stockholders have also granted the Underwriter a 30-day option to purchase an additional 450,000 shares of Class A Common Stock, in aggregate. The shares of Class A Common Stock are being offered and sold pursuant to a prospectus supplement, dated August 6, 2012, and related prospectus, dated May 29, 2012, each filed with the Securities and Exchange Commission, relating to the Company's shelf registration statement on Form S-3 (File No. 333-181132). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Underwriting Agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other parties to the Underwriting Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Underwriting Agreement by disclosures that were made to the other party in connection with the negotiation of the Underwriting Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the Underwriting Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated August 6, 2012.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

/s/ Patrick M. Puzzuoli
Patrick M. Puzzuoli
Executive Vice President & Chief Financial Officer

Dated: August 9, 2012

DUFF & PHELPS CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated August 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 6, 2012.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).